Exhibit 10.36

Guarantor Accession Deed

Each company described in Schedule 1

MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
www.freehills.com DX 361 Sydney

SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
Correspondent Offices JAKARTA KUALA LUMPUR

Liability limited by the Solicitors’ Limitation of Liability Scheme, approved under the
Professional Standards Act 1994 (NSW)

Reference PML:TN:36G

This deed poll

               is made on                     2003 by:

Each company described in Schedule 1

(each a New Guarantor)

Recitals

A.	Under a guarantee and indemnity entitled “Deed of Guarantee and Indemnity” dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) (Trustee) and the Debenture Stockholders (the Guarantee and Indemnity) a person may become a Guarantor by execution of a deed in the form of this deed poll.

B.	Each New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.

This deed poll witnesses as follows:

1	Interpretation

(a)	Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this deed poll.

(b)	The following words have these meanings in this deed poll, unless the contrary intention appears:

“Effective Date” means the first date on which all of the conditions in clause 6 have been satisfied.

“Existing Guarantor” means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.

2	Rights and obligations of Guarantor

For valuable consideration including, among other things, the payment by the Trustee to the New Guarantors of $10.00 (receipt of which is acknowledged), each New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound as a Guarantor by the terms and conditions of the Guarantee and Indemnity with effect from the Effective Date.

3	Status of Guarantor

Each New Guarantor irrevocably acknowledges and confirms that it becomes a Guarantor as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the Effective Date, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

4	Governing law

This deed poll is governed by the laws of the Australian Capital Territory.

5	Benefit of deed poll

This deed poll is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, a Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.

6	Condition Precedent

Nothing in clauses 2 or 3 of this deed poll has any effect unless and until:

(a)	the entry into and performance by the New Guarantors of this document has been approved in accordance with section 260B of the Corporations Act by the shareholders of each New Guarantor and any holding company of a New Guarantor contemplated by section 260B(2) or (3) of the Corporations Act;

(b)	the New Guarantors have lodged with the Australian Securities and Investments Commission notice of that approval in accordance with section 260B(6) of the Corporations Act;

(c)	15 clear days have elapsed since the giving of that notice; and

(d)	a New Guarantor (or Burns, Philp & Company Limited on its behalf) has not, before the expiry of the period referred to in (c), notified the Trustee that the board of directors of the New Guarantor has determined that the New Guarantor is insolvent or likely to become insolvent as a result of giving effect to this document, that the giving effect to this document would contravene section 208 of the Corporations Act or that this document should for any other reason not be given effect to; or, having given such notice, has given a subsequent notice to the Trustee specifying that such circumstance or reason no longer applies.

For the avoidance of doubt, the New Guarantors have no obligation to ensure or endeavour to ensure that any of the conditions referred to in paragraph (a) to (d) above are satisfied or take or refrain from taking any action to preserve the benefit to the Trustee or any other person of this document pending the satisfaction or otherwise of those conditions.

If this deed poll does not come into effect within 90 days of the date of this deed poll:

(e)	the New Guarantors must return to the Trustee the amount referred to in clause 2; and

(f)	if this deed poll subsequently becomes effective, the Trustee must pay that amount to the New Guarantors upon demand.

Schedule 1 — New Guarantors

Company Name	ACN
BCW Hotplate Bakery Pty Limited	ACN 081 688 011
Country Bake Bakeries Pty Limited	ACN 009 423 769
Ernest Adams Australia Pty Limited	ACN 002 626 137
ETA Foods Limited	ACN 000 982 007
Fielder Gillespie Davis Finance Pty Limited	ACN 078 216 065
G F Australia Limited	ACN 000 082 324
G F D Australia Pty Limited	ACN 004 106 129
G F Defiance Pty Limited	ACN 054 283 706
GF Finance International Pty Limited	ACN 053 916 733
GF Finance Limited	ACN 009 979 471
GF Fresh Pty Limited	ACN 083 952 283
GF Group Services Pty Limited	ACN 003 889 996
GF Trade Finance Pty Limited	ACN 086 651 390
G Wood Son and Company Proprietary Limited	ACN 007 870 797
Gillespie Bros Holdings Limited	ACN 008 407 109
Goodman Fielder Consumer Foods Limited	ACN 000 024 546
Goodman Fielder Field Operations Limited	ACN 082 246 437
Goodman Fielder Food Services Limited	ACN 009 480 906
Goodman Fielder Ingredients Limited	ACN 000 147 580
Goodman Fielder International Limited	ACN 000 095 509
Goodman Fielder Limited	ACN 000 003 958
ML (WA) Export Pty Limited	ACN 000 173 964
Mowbray Industries Limited	ACN 008 401 198
Namregtown International Limited	ACN 003 995 506
Provincial Traders Foods Pty Limited	ACN 008 593 253
QBA Properties Pty Limited	ACN 000 357 111
Quality Bakers Australia Limited	ACN 004 205 449
Rochna Pty Limited	ACN 007 558 947
Stuart Bakery Pty Limited	ACN 009 596 730
Sunicrust Bakeries Pty Limited	ACN 004 402 582

The Uncle Tobys Company Limited	ACN 000 008 962
Uncle Tobys Properties Pty Limited	ACN 004 211 812
William Jackett & Son Pty Limited	ACN 007 874 213

Executed as a deed poll.

SIGNED, SEALED AND
DELIVERED
by
as attorney for EACH NEW
GUARANTOR DESCRIBED IN
SCHEDULE 1 under power of attorney
dated
in the presence of:

Signature of witness

Name of witness (block letters)

Address of witness	By executing this deed poll the
attorney states that the attorney
has received no notice of
revocation of the power
Occupation of witness	of attorney